SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 19, 1998
                                                          --------------

                                    333-26943
                                    ---------
                            (Commission File Number)


                         ANCHOR ADVANCED PRODUCTS, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                                      04-3084238
---------------------------                ------------------------------------
(State or Other Jurisdiction               (I.R.S. Employer Identification No.)
     of Incorporation)



                              ANCHOR HOLDINGS, INC.
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                                      62-1427775
----------------------------               ------------------------------------
(State or Other Jurisdiction)              (I.R.S. Employer Identification No.)
       of Incorporation)


1111 Northshore Drive, Suite 600, Knoxville, TN                   37919-4048
-----------------------------------------------                   ----------
  (Address of Principal Executive Offices)                        (Zip Code)


                                 (423) 450-5300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Item 1.  Changes in Control of Registrant.

         On March 19, 1998 Anchor Acquisition Co., a Delaware corporation ("Purchaser"), entered into a Stock Purchase Agreement (the "Purchase Agreement") with ML-Lee Acquisition Fund II, L.P., ML-Lee Acquisition Fund (Retirement Accounts) II, L.P. and Thomas H. Lee Equity Partners, L.P. The closing of the transactions contemplated by the Purchase Agreement occurred concurrent with the signing of the Purchase Agreement (the "Closing"). Pursuant to the terms and conditions of the Purchase Agreement, at the Closing the Purchaser acquired all of the issued and outstanding shares of capital stock of Anchor Holdings, Inc., whose wholly owned subsidiary is Anchor Advanced Products, Inc.

         The purchase price was $4.00 per share, of which 1,551,217.66 shares of common stock, $.01 par value per share, were issued and outstanding, for a total purchase price of $6,204,870.64.

         Upon the Closing, the officers and directors of Anchor Holdings, Inc. and Anchor Advanced Products, Inc. resigned and the Purchaser caused new officers and a new director of each of those entities to be elected.


Item 7.  Financial Statements and Exhibits.
    (a)  Not applicable.
    (b)  Not applicable.
    (c)  Exhibits


         Exhibit No.                Exhibit
         -----------                -------

            2.1         Stock Purchase Agreement dated as
                        of March 19, 1998 by and among
                        Anchor Acquisition Co., Anchor
                        Holdings, Inc. and the Selling
                        Stockholders of Anchor Holdings,
                        Inc., together with Exhibits and
                        Schedules.

           99.1         Press Release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ANCHOR ADVANCED PRODUCTS, INC.



Date: April 1, 1998                     By: /s/ George T. Votis
                                            George T. Votis,
                                            Chairman and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ANCHOR HOLDINGS, INC.



Date: April 1, 1998                     By: /s/ George T. Votis
                                            George T. Votis,
                                            Chairman and Chief Executive Officer